SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 6, 2003
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                             VISIONS-IN-GLASS, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                    000-33123                  33-0885775
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(State of Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                 No. 1, Henglong Road, Yu Qiao Development Zone
                 Shashi District, Jingzhou City, Hubei Province
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code   0716-8324631
                                                     ---------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant

         Effective May 6, 2003, Visions-In-Glass, Inc. (the "Company") dismissed Armando C. Ibarra ("Ibarra"), as the Company's independent accountant. Effective May 6, 2003, the Company engaged Schwartz Levitsky Feldman LLP ("SLF") as the Company's new independent accountants. The dismissal of Ibarra and the engagement of SLF were approved by the Company's Board of Directors.

         Prior to SLF becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with SLF regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         Ibarra audited the Company's financial statements for the fiscal years ended December 31, 2001 and 2002. Ibarra's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles, except that reports indicated that the Company's losses from operations raised substantial doubt about its ability to operate as a going concern.

         During  the  fiscal  years  ended  December  31,  2001 and 2002 and the interim period from January 1, 2003 through May 6, 2003, there were no disagreements with Ibarra on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ibarra, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through May 6, 2003.

         The Company has provided Ibarra with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountant and, if not, stating the respects in which it does not agree. A copy of Ibarra's letter is attached as an exhibit to this Current Report on Form 8-K.






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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None
(b) Pro Forma Financial Statements. None
(c) Exhibits

Exhibit No.                                Description
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16.1               Letter from Armando C. Ibarra  addressed to the United States
                   Securities and Exchange Commission




























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VISIONS-IN-GLASS, INC..

Date:    May 6, 2003                              By /s/ Hanlin Chen
                                                    ----------------------------
                                                  Name:  Hanlin Chen
                                                  Title: Chief Executive Officer
































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